EXHIBIT 10(e)

     NUMBER                  VOID AFTER 5:00 P.M.                   WARRANT
----------------      NEW YORK CITY TIME, ON ______, 2002       ----------------

----------------                                                ----------------

                    GATEWAY AMERICAN PROPERTIES CORPORATION
                                                               CUSIP 367573 11 0

THIS CERTIFIES that, for value received



or registered assigns (the "Registered Holder") is the owner of the number of Redeemable Common Stock Purchase Warrants ( the 'Warrants') specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.Ol par value, of Gateway American Properties Corporation, 2 Colorado corporation (the 'Company"). of the Company at any time prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed at the corporate office of American Securities Transfer & Trust, Inc., as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $4.50 (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement ( The 'Warrant Agreement"), dated________, 199___ between the Company and the Warrant Agent.

     In the event @f certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date' shall mean 5:00 P.M. (New York City time) on earlier date as stated in a notice advising that the Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which the bank are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New YorK City time) the next following day which in the State of New York is not a holiday or a day which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective, unless the Company receives an opinion of counsel, satisfactory to the Company's counsel, that an exemption from registration is available. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registrationstatementcurrentwhereanyoftheWarrantsareoutstanding. This Warrant
shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the company, including, without limitation, the right to vote or to receive dividends of other destructions, and shall not be entitled to receive notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     This Warrant may be redeemed at the option of the Company, at a redemption price of $.35 per Warrant, provided the market price (as defined in the Warrant Agreement) for the securities issuable upon exercise of such Warrant shall average in excess of $6.40 per share for thirty consecutive trading days, ending within ten days of the day on which notice is given, as reported in the Nasdaq Stock Market, Inc. or such other primary exchange upon which the Common Stock is traded. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to this Warrant except to receive the $.35 per Warrant upon surrender of this Certificate.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Colorado.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                                         GATEWAY AMERICAN PROPERTIES CORPORATION

Dated:


             By: /s/ Harvey E. Deutsch
                     -----------------------
                        President


                 /s/ Joel H. Farkas
                     -----------------------
                        Secretary



                               COUNTERSIGNED AND REGISTERED:

                                      American Securities Transfer & Trust. Inc.
                                                    P.O. Box 1596
                                              Denver, Colorado 80201


                               By ______________________________________________
                                       Warrant Agent Authorized signature

                     GATEWAY AMERICAN PROPERTIES CORPORATION

                 TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED

    The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM -as tenants in common          UNIF GIFT MIN ACT- .....Custodian.....
  TEN ENT -as tenants by the entireties                     (Cust)       (Minor)
  JT TEN  -as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act .........................
           in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

                                SUBSCRIPTION FORM
                          To Be Executed by the Holder
                          in Order to Exercise Warrants

The undersigned hereby elects to exercise _____________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities be issued in the name of:


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Please print or type name and address
and be delivered to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Please print or type name and address

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

     Dated: _______________________       X ____________________________________
                                          X ____________________________________
                                          ______________________________________
Address:                                  ______________________________________
                                          ______________________________________

Signature Guaranteed:


                                   ASSIGNMENT
                    (To be Executed by the Registered Holder
                          in Order to Assign Warrants)


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

FOR VALUE RECEIVED, _____________________________________________ hereby  sells, assigns and transfers to _______________________________________________________
________________________________________________________________________________
               (Please Print Name and Address Including Zip Code)

--------------------------------------------------------------------------------
Warrants represented by this Warrant Certificate and hereby irrevocable constitutes and appoint ________________________________________________________
________________________________________________________________________________
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

                                 Signature X ___________________________________
                                           X ___________________________________

Signature(s) Guaranteed:

-----------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.